Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Aug-96
Reporting Month:  July

                                                           Interest    Interest    Principal
          Original        Original  Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00    31-Jul-96  3.32396803  3.32396803 19.81122847 $213,145,367.94 0.65198020
Merit4 A2  $42,573,000.00 11.00%    $1,000.00    31-Jul-96 12.50000000 12.50000000  0.00000000  $42,573,000.00 1.00000000

          $369,493,000.00

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Aug-96
Reporting Month       July

Reserve Funds and Subordination

                                 Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collaterization Amount 4.50% $17,411,678.00 6.17% $17,219,534.02 $0.00       $0.00  $272,566,063.99 6.31% $17,219,534.02

                                                      Beginning          Current                           Ending
                                                       Balance          Deposits         Adjustments     DPR Balance
Discount Principal Reserve Account                   $364,309.35        $7,529.28             $0.00      $371,838.63
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 31.10% $2,987,981.88 $0.00       $0.00  $9,381,395.54   31.85% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                            $434,345.30

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                82         $11,620,248             4.25%
60+ Days                23          $3,661,815             1.34%
90+ Days                36          $6,754,232             2.47%
Foreclosure             33          $7,833,411             2.87%
REO                      7          $2,376,403             0.87%

Totals                 181         $32,246,109            11.80%


Advances on Delinquencies                                      $259,062.76
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report

MERIT Series 4

Payment Date:     28-Aug-96
Report Date:      July

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $2,091,537.19            Interest Payments       $1,618,834.13

Principal                                     $6,484,216.09            Principal Payments      $6,476,686.81

Deposits From Reserve Fund                            $0.00            Surplus                   $434,345.30

Other Deposits                                        $0.00            FSA Fee                       $38,357.76

                                                                       Discount Principal Reserve  $7,529.28



Total Deposit                                 $8,575,753.28            Total Withdrawals       $8,575,753.28



                                                                       Ending Balance                  $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Aug-96
Reporting Month:  July

            Class
          Interest   Beginning       Interest      Interest      Principal     Total         Applied Ending
  Class     Rate     Balance         Accrual       Payment       Payment       Distribution  Losses  Balance
Merit4 A1  5.937500%  $219,622,054.75 $1,086,671.63 $1,086,671.63 $6,476,686.81 $7,563,358.44 $0.00   $213,145,367.94
Merit4 A2 15.000000%  $42,573,000.00    $532,162.50   $532,162.50         $0.00   $532,162.50 $0.00    $42,573,000.00

                     $262,195,054.75 $1,618,834.13 $1,618,834.13 $6,476,686.81 $8,095,520.94 $0.00    255,718,367.94

             CUSIP     Priority    Principal Type Interest Type
Merit4 A1  589962AJ8   Senior      Sequential     Floater
Merit4 A2  589962AK5   Senior      Sequential     Floater